                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE HARTFORD MUTUAL FUNDS, INC.

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                         THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                            THE HARTFORD MIDCAP FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                         THE HARTFORD MIDCAP VALUE FUND
                             THE HARTFORD VALUE FUND
                             THE HARTFORD FOCUS FUND
                             THE HARTFORD STOCK FUND
                         THE HARTFORD FOCUS GROWTH FUND
                            THE HARTFORD GROWTH FUND
                       THE HARTFORD GROWTH AND INCOME FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND

                                 P.O. Box 219054
                           Kansas City, M0 64121-9054

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Company's Class A, Class B and Class C prospectuses and Class Y prospectus. To obtain a free copy of any prospectus send a written request to: The Hartford Mutual Funds, Inc., P.O. Box 219054, Kansas City, MO 64121-9054 or call 1-888-843-7824.

Date of Prospectuses:  April 2, 2001 and May 1, 2001
Date of Statement of Additional Information:  May 1, 2001

TABLE OF CONTENTS                                                             PAGE
GENERAL INFORMATION .....................................................        1
INVESTMENT OBJECTIVES AND POLICIES ......................................        2
MANAGEMENT OF THE COMPANY ...............................................       13
INVESTMENT MANAGEMENT ARRANGEMENTS ......................................       21
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................       27
FUND EXPENSES ...........................................................       29
DISTRIBUTION ARRANGEMENTS ...............................................       29
PURCHASE AND REDEMPTION OF SHARES .......................................       34
DETERMINATION OF NET ASSET VALUE ........................................       37
CAPITALIZATION AND VOTING RIGHTS ........................................       38
INVESTMENT PERFORMANCE ..................................................       39
TAXES ...................................................................       48
PRINCIPAL UNDERWRITER ...................................................       53
CUSTODIAN ...............................................................       53
TRANSFER AGENT ..........................................................       53
INDEPENDENT PUBLIC ACCOUNTANTS ..........................................       53
OTHER INFORMATION .......................................................       53
FINANCIAL STATEMENTS ....................................................       53
APPENDIX  ..............................................................  appendix

                               GENERAL INFORMATION

         The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of twenty-three separate investment portfolios or mutual funds (each a "Fund" or together the "Funds"). This SAI relates to all of the Funds. The Company was organized as a Maryland Corporation on March 21, 1996. The Company issues separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. The
Company issues each series of shares in four different classes: Class A, Class B, Class C and Class Y. Class A, B and C shares are offered through five or more prospectuses describing those classes while Class Y shares are offered through one other prospectus describing that class. This SAI relates to all four share classes.


         Hartford Investment Financial Services Company ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), an insurance holding company with over $171.5 billion in assets. Hartford Life Insurance Company ("Hartford Life") is the administrator of each Fund. In addition, Wellington Management Company LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO(R)") are sub-advisers to certain Funds and provide the day-to-day investment management of the Funds. HIMCO is a wholly-owned subsidiary of The Hartford.

         The following are the dates that each Fund began operations:

          Advisers Fund                                     July 22, 1996
          Bond Income Strategy Fund                         July 22, 1996
          Capital Appreciation Fund                         July 22, 1996
          Dividend and Growth Fund                          July 22, 1996
          International Opportunities Fund                  July 22, 1996
          Money Market Fund                                 July 22, 1996
          Small Company Fund                                July 22, 1996
          Stock Fund                                        July 22, 1996
          MidCap Fund**                                     December 31, 1997
          Growth and Income Fund                            April 30, 1998
          Global Leaders Fund                               September 30, 1998
          High Yield Fund                                   September 30, 1998
          Global Health Fund                                May 1, 2000
          Global Technology Fund                            May 1, 2000
          Global Communications Fund                        October 31, 2000
          Global Financial Services Fund                    October 31, 2000
          Growth Fund*                                      October 31, 2000
          Focus Fund                                        May 24, 2001
          International Small Company Fund                  April 30, 2001
          International Capital Appreciation Fund           April 30, 2001
          MidCap Value Fund                                 April 30, 2001
          Value Fund                                        April 30, 2001
          Focus Growth Fund*                                N/A

* As of the date of this statement of additional information, shares of these Funds are not being offered.

** Class A, B and C Shares of this Fund will not be offered to new investors after June 29, 2001. Nevertheless, investors holding such shares of the Fund on that date may purchase additional shares thereafter. If you redeem all of your A, B or C Class shares at any time after June 29, 2001, you may not invest in the Fund again while it remains closed.

         The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life and its affiliates and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

A.       FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

         The investment objective and principal investment strategies of each Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

         For purposes of the fundamental investment restrictions, the Funds are divided into two groups: Group A and Group B.

           Group A                                         Group B
           -------                                         -------
Global Health Fund                             Global Communications Fund
Global Technology Fund                         Global Financial Services Fund
Capital Appreciation Fund                      Focus Fund
Dividend and Growth Fund                       Growth Fund
Global Leaders Fund                            Value Fund
Growth and Income Fund                         MidCap Value Fund
Small Company Fund                             International Capital Appreciation Fund
International Opportunities Fund               International Small Company Fund
MidCap Fund                                    Focus Growth Fund
Stock Fund
Advisers Fund
High Yield Fund
Bond Income Strategy Fund
Money Market Fund

         Each Group A Fund may not:

         1.       Issue senior securities.

         2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

         Each Group B Fund may not:

         1. Issue senior securities to the extent such issuance would violate applicable law.

         2. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

         Each Fund may not:

         3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Global Health Fund, Global Technology Fund, Global Communications Fund, or Global Financial Services Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

         4. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

         5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

         6. Purchase or sell real estate, except that an Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g. real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships.

         7. Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

         8. With respect to 75% of a Fund's total assets, except the Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial Services Fund and the Focus Fund, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

         The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

         Each Fund may not:

         1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

         2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         3. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

         4. Sell securities short or maintain a short position except for short sales against the box.

         5. Invest more than 20% of the value of its total assets in the securities of foreign issuers (30% for High Yield Fund and Bond Income Strategy
Fund) and non-dollar securities (10% for High Yield Fund and Bond Income Strategy Fund). This policy does not apply to the Money Market Fund or to Funds with the words Global or International in their name.

         6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Fund (10% for the Money Market Fund) taken at market value, would be invested in such securities.

         7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

         If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

C.       TAX RESTRICTIONS OF THE FUNDS

         Each Fund must:

         1. Maintain its assets so that, at the close of each quarter of its taxable year,

                  (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

                  (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

D.       MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

         The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. A further description of certain investment strategies used by various Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

         MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

         Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

         REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

         Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's board of directors has delegated to HIMCO and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

         HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

         REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements.

         DEBT SECURITIES Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Advisers Fund, High Yield Fund, International Opportunities Fund, Bond Income Strategy Fund and Money Market Fund only), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, Advisers Fund, High Yield Fund and Bond Income Strategy
Fund), and (5) securities issued or guaranteed as to principal or interest by a foreign issuer including supranational entities such as development banks.

         INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

         HIGH YIELD-HIGH RISK DEBT SECURITIES Certain of the Funds are permitted to invest up to 5% of their total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its total assets in securities rated in the highest level below investment grade (e.g., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets are invested in securities rated below B3 by Moody's or B- by S&P, or if unrated, determined to be of comparable quality by HIMCO.

         Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

         MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the International Opportunities Fund, Advisers Fund, High Yield Fund and Bond Income Strategy Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

         ASSET-BACKED SECURITIES Certain Funds may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

         EQUITY SECURITIES Each Fund except the Bond Income Strategy Fund and High Yield Fund as described below and except the Money Market Fund may invest all or a portion of their assets in equity securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund and High Yield Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund and High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

         SMALL CAPITALIZATION SECURITIES All Funds except the Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

         FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) Companies organized outside of the United States, and (2) foreign governments and agencies or instrumentalities of foreign governments. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

         Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         The Small Company, Capital Appreciation, MidCap, Stock, Growth and Income, Dividend and Growth, Advisers, Value, MidCap Value, Focus, Focus Growth, and Growth Funds may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Money Market Fund may invest up to 25% of its total assets (provided such assets are U.S. dollar denominated), the Bond Income Strategy and High Yield Funds are permitted to invest up to 30% of their total assets and the International Opportunities, Global Health, Global Technology, Global Communications, Global Financial Services, International Capital Appreciation, and International Small Company Funds each may invest 100% of their total assets in such securities. Each of the Bond Income Strategy Fund and High Yield Fund may also invest up to 10% of their total assets in non-dollar securities.

         The Global Leaders Fund invests in at least five countries, one of which is the United States, however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States; however, the Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least ten. The Global Communications Fund, Global Financial Services Fund Global Health Fund and Global Technology Fund may invest in securities denominated in any currency.

         Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in foreign government debt securities exposes an Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

         From time to time, the International Small Company Fund may invest up to 15% of its total assets and each of the International Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Global Leaders Fund and International Opportunities Fund may invest up to 25% of their total assets and each of the High Yield Fund and Bond Fund may invest up to 30% of their total assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

         The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

         The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

         OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

         A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.

         A Fund may only write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option, a segregated account consisting of liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

         The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with a Fund's investment objectives and policies.

         Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain with a custodian liquid assets equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian liquid assets equal in value to the deficiency.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund's net asset value, after taking into account the unrealized gains and unrealized losses on any such contracts. However, options which are currently exercisable may be excluded in computing the 5% limit.

         Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover, (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

         SWAP AGREEMENTS Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the Company's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

         ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Company's board of directors.

Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

         OTHER INVESTMENT COMPANIES Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a Fund will not purchase a security of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

         LENDING PORTFOLIO SECURITIES Each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

                            MANAGEMENT OF THE COMPANY

         The business of the Company is managed by a board of directors, who elect officers who are responsible for the day-to-day operations of the Company and who execute policies formulated by the directors. The directors and officers of the Company and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the Company, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.

                                               POSITION
         NAME, ADDRESS, AGE                    HELD WITH                   PRINCIPAL OCCUPATIONS HELD
                                               THE FUNDS                       DURING LAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
ROBERT J. CLARK (age 68)                        Director       Mr. Clark, currently retired, served as President of
725 Mapleton Avenue                                            American Nuclear Insurers from 1990 to 1997.
Suffield, CT  06078                                            Previously, Mr. Clark served in positions of increasing
                                                               responsibility with Aetna Life & Casualty Company from
                                                               1955 to 1989 retiring as President of the Commercial
                                                               Insurance Division. Mr. Clark is also an active
                                                               director or trustee with Hartford Health Care
                                                               Corporation, Hartford Hospital, CHS Insurance, Ltd. and
                                                               St. Joseph's College.

WINIFRED ELLEN COLEMAN (age 68)                 Director       Ms. Coleman has served as President of Saint Joseph
27 Buckingham Lane                                             College since 1991. She is a Director of LeMoyne
West Hartford, CT 06117                                        College, St. Francis Hospital, Connecticut Higher
                                                               Education Student Loan Administration, and The National
                                                               Conference (Greater Hartford Board of Directors).

WILLIAM ATCHISON O'NEILL (age 70)               Director       The Honorable William A. O'Neill served as Governor of
Box 360                                                        the State of Connecticut from 1980 until 1991. He is
East Hampton, CT 06424                                         presently retired.

MILLARD HANDLEY PRYOR, JR. (age 67)             Director       Mr. Pryor has served as Managing Director of Pryor &
695 Bloomfield Avenue                                          Clark Company (real estate investment), Hartford,
Bloomfield, CT 06002                                           Connecticut, since June, 1992. He served as Chairman
                                                               and Chief Executive Officer of Corcap, Inc. from
                                                               1988-1992. In addition, Mr. Pryor is a Director of
                                                               Pryor & Clark Company, Corcap, Inc., the Wiremold
                                                               Company, Hoosier Magnetics, Inc., Infodata Systems,
                                                               Inc. and Pacific Scientific Corporation.

                                               POSITION
         NAME, ADDRESS, AGE                    HELD WITH                   PRINCIPAL OCCUPATIONS HELD
                                             THE HLS FUNDS                     DURING LAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH* (age 61)                  Director and   Mr. Smith has served as Vice Chairman of Hartford
P.O. Box 2999                                   Chairman       Financial Services Group, Inc. since February, 1997, as
Hartford, CT 06104-2999                                        President and Chief Executive Officer of Hartford Life,
                                                               Inc. since February, 1997, and as President and Chief
                                                               Operating Officer of The Hartford Life Insurance
                                                               Companies since January, 1989. He was formerly Senior
                                                               Vice President and Group Comptroller of The Hartford
                                                               Insurance Group from 1987-1989. He has been a
                                                               Director of Connecticut Children's Medical Center
                                                               since 1993, a Director of American Council of Life
                                                               Insurance from 1993-1996 and 1998-present, and a
                                                               Director of Insurance Marketplace Standards
                                                               Association from 1996 to present. Mr. Smith is also
                                                               President and a Director of HIFSCO and HL Advisors.

JOHN KELLEY SPRINGER (age 69)                   Director       Mr. Springer currently serves as Chairman of Medspan,
225 Asylum Avenue                                              Inc. (health maintenance organization).  From 1986 to
Hartford, CT 06103                                             1997 he served as Chief Executive Officer of
                                                               Connecticut Health System, Inc. Formerly, he served as
                                                               the Chief Executive Officer of Hartford Hospital,
                                                               Hartford, Connecticut (June, 1976 - August, 1989). He
                                                               is also a Director of Hartford Hospital, and CHS
                                                               Insurance Ltd. (Chairman).

DAVID M. ZNAMIEROWSKI* (age 40)                 President      Mr. Znamierowski currently serves as Senior Vice
55 Farmington Avenue                            and Director   President, Chief Investment Officer and Director of
Hartford, CT  06105                                            Investment Strategy for Hartford Life, Inc. Mr.
                                                               Znamierowski previously was Vice President,
                                                               Investment Strategy and Policy with Aetna Life &
                                                               Casualty Company from 1991 to 1996 and held several
                                                               positions including Vice President, Corporate Finance
                                                               with Solomon Brothers from 1986 to 1991. Mr.
                                                               Znamierowski is also a Director and Senior Vice
                                                               President of HIFSCO and a Managing Member and Senior
                                                               Vice President of HL Advisors.

PETER CUMMINS (age 63)                          Vice           Mr. Cummins has served as Senior Vice President since
P. O. Box 2999                                  President      1997 and Vice President since 1989 of sales and
Hartford, CT 06104-2999                                        marketing of the Investment Products Division of
                                                               Hartford Life Insurance Company. He is also a
                                                               Director and Senior Vice President of HIFSCO and a
                                                               Managing Member and Senior Vice President of HL
                                                               Advisors.

                                               POSITION
         NAME, ADDRESS, AGE                    HELD WITH                   PRINCIPAL OCCUPATIONS HELD
                                             THE HLS FUNDS                     DURING LAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE (age 41)                       Vice           Mr. Joyce currently serves as Senior Vice President and
P. O. Box 2999                                  President      director of investment products management for Hartford
Hartford, CT 06104-2999                                        Life Insurance Company. Previously he served as Vice
                                                               President (1997-1999) and Assistant Vice President
                                                               (1994-1997) of Hartford Life Insurance Company.

ANDREW WILLIAM KOHNKE (age 42)                  Vice           Mr. Kohnke serves as Managing Director and a Director
55 Farmington Avenue                            President      of HIMCO.  Previously he served as Vice President of
Hartford, CT 06105                                             HIMCO (1986-1996) and Investment Manager for HIMCO
                                                               (1983-1986). Mr. Kohnke is also a Director and Senior
                                                               Vice President of HIFSCO and a Managing Member and
                                                               Senior Vice President of HL Advisors.

THOMAS MICHAEL MARRA (age 42)                   Vice           Mr. Marra has served as Chief Operating Officer since
P.O. Box 2999                                   President      2000, Executive Vice President since 1996, and as
Hartford, CT 06104-2999                                        Senior Vice President and Director since 1994 of the
                                                               Investment Products Division of Hartford Life Insurance
                                                               Company. Mr. Marra is also a Director and Executive
                                                               Vice President of HIFSCO and a Managing Member and
                                                               Executive Vice President of HL Advisors.

JOHN C. WALTERS (age 38)                        Vice           Mr. Walters currently serves as Executive Vice
P.O. Box 2999                                   President      President and Director of the Investment Products
Hartford, CT 06104-2999                                        Division of Hartford Life Insurance Company. Previously
                                                               Mr. Walters was with First Union Securities which he
                                                               had joined through the acquisition of Wheat First
                                                               Butcher Singer in 1998. Mr. Walters joined Wheat First
                                                               in 1984.

GEORGE RICHARD JAY (age 48)                     Controller     Mr. Jay has served as Secretary and Director, Life and
P.O. Box 2999                                   and Treasurer  Equity Accounting and Financial Control, of Hartford
Hartford, CT 06104-2999                                        Life Insurance Company since 1987.

KEVIN J. CARR (age 46)                          Vice           Mr. Carr has served as Assistant General Counsel since
55 Farmington Avenue                            President,     1999, Counsel since November 1996 and Associate Counsel
Hartford, CT 06105                              Secretary      since November 1995, of The Hartford Financial Services
                                                and Counsel    Group, Inc. Formerly he served as Counsel of
                                                               Connecticut Mutual Life Insurance Company from March
                                                               1995 to November 1995 and Associate Counsel of 440
                                                               Financial Group of Worcester from 1994 to 1995. Mr.
                                                               Carr is also Counsel and Assistant Secretary of HL
                                                               Advisors and HIFSCO and Assistant Secretary of HIMCO.

                                               POSITION
         NAME, ADDRESS, AGE                    HELD WITH                   PRINCIPAL OCCUPATIONS HELD
                                             THE HLS FUNDS                     DURING LAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER JAMES COSTA (age 36)               Assistant       Mr. Costa has served as the Tax Manager of The
P.O. Box 2999                                  Secretary       Hartford-Sponsored Mutual Funds since July 1996.
Hartford, CT 06104-2999                                        Formerly he served as the Tax Manager and Assistant
                                                               Treasurer of The Phoenix Mutual Funds from June 1994
                                                               to June 1996 and as a Tax Consultant with Arthur
                                                               Andersen LLP from September 1990 to June 1994.

         The board of directors has established an Audit Committee and a Nominating Committee for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company.

         All directors and officers of the Fund are also officers and directors of the following investment companies: Hartford Series Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Small Company HLS Fund, Inc.

         COMPENSATION OF OFFICERS AND DIRECTORS The Company pays no salaries or compensation to any of its officers or directors who are affiliated with The Hartford. The chart below sets forth the compensation paid by the Company to the non-interested directors for the fiscal year ended October 31, 2000.

                                                     Pension Or                                Total Compensation
                                Aggregate            Retirement Benefits    Estimated Annual   From the Funds And
                                Compensation From    Accrued As Part Of     Benefits Upon      Fund Complex Paid To
Name of Person, Position        the Funds            Fund Expenses          Retirement         Directors*
-------------------------------------------------------------------------------------------------------------------
Robert J. Clark, Director          $9,612.50                $0                   $0               $37,750.00

Winifred E. Coleman, Director      $9,612.50                $0                   $0               $37,750.00

William A. O'Neill, Director       $9,612.50                $0                   $0               $37,750.00

Millard H. Pryor, Director         $8,252.50                $0                   $0               $37,750.00

John K. Springer, Director         $9,612.50                $0                   $0               $37,750.00

         *As of October 31, 2000, there were thirty-nine Funds in the Complex.

The sales load for Class A shares of the Company is waived for present and former officers, directors and employees of the Company, The Hartford, Wellington Management, the transfer agent and their affiliates.

         The Company's Articles of Incorporation provide that the directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by Maryland law and the federal securities laws. The Company's Bylaws provide that the Fund shall indemnify each of its directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such director, officer or employee, directly or indirectly, by reason of being or having been a director, officer or employee of the Company. Neither the Articles of Incorporation nor the Bylaws authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         As of March 31, 2001, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Company. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 SMALL COMPANY FUND

 Edward D. Jones & Co.                                        43.36%        11.19%       10.27%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         65.49%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Saxon & Company                                                --            --           --          8.44%
 Philadelphia, PA

 Greater Orlando Aviation Authority                             --            --           --          5.73%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 MLPF&S                                                         --          5.41%          --           --
 ITS Customers
 Jacksonville, Fl

 Hartford Life Insurance Company                                                                      17.36%
 Simsbury, CT

 CAPITAL APPRECIATION FUND

 Edward D. Jones & Co.                                        50.00%        14.23%       11.72%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         85.09%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Greater Orlando Aviation Authority                             --            --           --          6.41%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 MIDCAP FUND

 Edward D. Jones & Co.                                        51.54%        17.14%        7.41%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         73.16%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company                                --            --           --         17.00%
 Simsbury, CT

 INTERNATIONAL OPPORTUNITIES FUND

 Edward D. Jones & Co.                                        68.96%        26.88%       15.63%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         69.53%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Saxon & Company                                                --            --           --         14.51%
 Philadelphia, PA

 Hartford Life Insurance Company                                --            --           --         12.01%
 Simsbury, CT

 GLOBAL LEADERS FUND

 Edward D. Jones & Co.                                         66.69%       25.75%       13.43%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         100.00%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 STOCK FUND

 Edward D. Jones & Co.                                        63.28%        19.65%       13.10%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company                                                --            --           --         47.02%
 Philadelphia, PA

 Greater Orlando Aviation Authority                             --            --           --         43.11%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 GROWTH AND INCOME FUND

 HL Investment Advisors                                         --            --           --         80.94%
 Hartford, CT

 Edward D. Jones & Co.                                        83.76 %      47.87 %       27.58%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 DIVIDEND AND GROWTH FUND

 Edward D. Jones & Co.                                        72.48%        23.67%       17.12%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         82.72%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company                                --            --           --         13.35%
 Simsbury, CT

 ADVISERS FUND

 Edward D. Jones & Co.                                        65.79%        17.59%       13.14%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         97.77%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 HIGH YIELD FUND

 HL Investment Advisors                                       11.15%        10.13%        6.43%       29.65%
 Hartford, CT

 Edward D. Jones & Co.                                        63.14%        18.35%       13.41%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         70.34%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 BOND INCOME STRATEGY FUND

 Edward D. Jones & Co.                                        55.92%        18.02%       17.34%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company                                                --            --           --         48.06%
 Philadelphia. PA

 Bankers Trust Company, Trustee                                 --            --           --         32.54%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Hartford Life Insurance Company                                --            --           --         19.41%
 Simsbury, CT

 MONEY MARKET FUND

 Edward D. Jones & Co.                                         5.95%          --           --           --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Bankers Trust Company, Trustee                                 --            --           --         82.82%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 Greater Orlando Aviation Authority                             --            --           --         17.17%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 GLOBAL COMMUNICATIONS FUND

 HL Investment Advisors                                       99.64%        99.31%       99.99%       99.99%
 Hartford, CT

 GLOBAL FINANCIAL SERVICES FUND

 HL Investment Advisors                                       97.00%        98.96%       98.84%       99.99%
 Hartford, CT

 GROWTH FUND

 HL Investment Advisors                                        100%          100%         100%         100%
 Hartford, CT

 FOCUS FUND

 HL Investment Advisors                                        100%          100%         100%         100%
 Hartford, CT

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 FOCUS GROWTH FUND

 HL Investment Advisors                                        100%          100%         100%         100%
 Hartford, CT

 GLOBAL TECHNOLOGY FUND

 Edward D. Jones & Co.                                        42.21%        13.57%         --           --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                       12.07%          --           --          8.98%
 Hartford, CT

 Bankers Trust Company, Trustee                                 --            --           --         91.02%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

 GLOBAL HEALTH FUND

 Edward D. Jones & Co.                                        47.32%        16.57%        6.20%         --
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 FTC & Company                                                 5.81%          --           --           --
 Denver, CO

 Bankers Trust Company, Trustee                                 --            --           --         84.22%
 The Hartford Investment & Savings Plan
 Jersey City, NJ

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The Company, on behalf of each Fund, has entered into an investment management agreement with HIFSCO. The investment management agreement provides that HIFSCO, subject to the supervision and approval of the Company's board of directors, is responsible for the management of each Fund. In addition, Hartford Life provides administrative services to the Company including, personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly.

         With respect to the High Yield Fund, Bond Income Strategy Fund and Money Market Fund, HIFSCO has entered into an investment services agreement with HIMCO for the provision of the day-to-day investment management services. With respect to the remaining Funds, HIFSCO has entered into a investment subadvisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

         As provided by the investment management agreement, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. HIFSCO, not any Fund, pays the sub-advisory fees to Wellington Management and HIMCO.

         The investment management fee rates are as follows:

Money Market Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                      0.50%
Next $500,000,000                       0.45%
Amount Over $1 Billion                  0.40%

Bond Income Strategy Fund


Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       0.65%
Next $500,000,000                        0.55%
Amount Over $1 Billion                   0.50%

Dividend and Growth Fund, Advisers Fund and High Yield Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       0.75%
Next $500,000,000                        0.65%
Amount Over $1 Billion                   0.60%

Capital Appreciation Fund, Stock Fund, Growth and Income Fund, and Value Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       0.80%
Next $500,000,000                        0.70%
Amount Over $1 Billion                   0.65%

Small Company Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Growth Fund, and MidCap Value Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       0.85%
Next $500,000,000                        0.75%
Amount Over $1 Billion                   0.70%

Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial Services Fund, Focus Fund and Focus Growth Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       1.00%
Next $500,000,000                        0.95%
Amount Over $1 Billion                   0.90%

International Capital Appreciation Fund and International Small Company Fund

Net Asset Value                    Annual Rate
---------------                    -----------
First $500,000,000                       1.00%
Next $500,000,000                        0.90%
Amount Over $1 Billion                   0.85%

         The sub-advisory fee rates are as follows:

High Yield Fund, Bond Income Strategy Fund and Money Market Fund

Net Asset Value                    Annual Rate
---------------                    -----------
All Assets                             At Cost

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $100,000,000                       0.450%
Next $400,000,000                        0.350%
Amount Over $500,000,000                 0.300%

Focus Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.400%
Next $100,000,000                        0.300%
Amount Over $150,000,000                 0.250%

International Capital Appreciation Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.400%
Next $100,000,000                        0.300%
Next $350,000,000                        0.250%
Amount Over $500,000,000                 0.225%

International Small Company Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.400%
Next $100,000,000                        0.350%
Amount Over $150,000,000                 0.275%

Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund, MidCap Fund and Small Company Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.400%
Next $100,000,000                        0.300%
Next $350,000,000                        0.250%
Next $500,000,000                        0.200%
Amount Over $1,000,000,000               0.175%

Value Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.350%
Next $100,000,000                        0.275%
Next $350,000,000                        0.225%
Amount Over $500,000,000                 0.200%

MidCap Value Fund



Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.400%
Next $100,000,000                        0.300%
Next $350,000,000                        0.250%
Amount Over $500,000,000                 0.200%

Dividend and Growth Fund, Growth and Income Fund, Stock Fund and Advisers Fund

Net Asset Value                     Annual Rate
---------------                     -----------
First $50,000,000                        0.325%
Next $100,000,000                        0.250%
Next $350,000,000                        0.200%
Next $500,000,000                        0.150%
Amount Over $1,000,000,000               0.125%

         For the fiscal years ended December 31, 1997, December 31, 1998, December 31, 1999 and the ten months ended October 31, 2000, each Fund has paid the following advisory fees:

FUND NAME                                                           2000
                                               Gross Fees        Fees Waived        Net Paid
Global Communications Fund                         --                --                --
Global Financial Services Fund                     --                --                --
Global Health Fund                              $253,601           $8,826           $244,775
Global Technology Fund                          $259,110           $20,746          $238,364
Small Company Fund                             $2,385,072          $12,644         $2,372,428
Capital Appreciation Fund                      $13,180,840           --            $13,180,840
MidCap Fund                                    $3,524,539          $2,206          $3,552,333
International Small Company Fund                   --                --                --
International Capital Appreciation Fund            --                --                --
International Opportunities Fund               $1,112,049            --            $1,112,049
Global Leaders Fund                            $2,526,261            --            $2,526,261
MidCap Value Fund                                  --                --                --
Value Fund                                         --                --                --
Focus Fund                                         --                --                --
Stock Fund                                     $11,107,869           --            $11,107,869
Focus Growth Fund                                  --                --                --

FUND NAME                                                           2000
Growth and Income Fund                         $1,445,253            --            $1,445,253
Dividend and Growth Fund                       $2,763,049            --            $2,763,049
Advisers Fund                                  $9,924,557            --            $9,924,557
High Yield Fund                                 $240,146             --             $240,146
Bond Income Strategy Fund                       $559,590             --             $559,590
Money Market Fund                               $332,703           $91,858          $240,845

FUND NAME                                                       1999
                                            Gross Fees       Fees Waived        Net Paid
Small Company Fund                           $956,010          $8,181           $947,829
Capital Appreciation Fund                   $6,997,746           --            $6,997,746
MidCap Fund                                  $801,175          $19,156          $782,019
International Opportunities Fund             $654,008            --             $654,008
Global Leaders Fund                          $381,290            --             $381,290
Stock Fund                                  $7,147,445           --            $7,147,445
Growth and Income Fund                       $412,065           $842            $411,223
Dividend and Growth Fund                    $2,838,557           --            $2,838,557
Advisers Fund                               $8,125,222           --            $8,125,222
High Yield Fund                              $202,354            --             $202,354
Bond Income Strategy Fund                    $701,167          $2,532           $698,635
Money Market Fund                            $360,369          $71,757          $288,612

FUND NAME                                                       1998
                                            Gross Fees       Fees Waived         Net Paid
Small Company Fund                           $435,779          $33,329          $402,450
Capital Appreciation Fund                   $4,745,355         $3,762          $4,741,593
MidCap Fund                                  $162,458          $25,070          $137,388
International Opportunities Fund             $367,845          $83,930          $283,915
Global Leaders Fund                           $8,591           $18,591             $0
Stock Fund                                  $2,072,900         $28,040         $2,044,860
Growth and Income Fund                       $43,952           $8,949            $35,003
Dividend and Growth Fund                    $1,667,617         $6,047          $1,661,570
Advisers Fund                               $2,704,478         $17,556         $2,686,922
High Yield Fund                              $22,100           $4,947            $17,153
Bond Income Strategy Fund                    $365,863          $20,229          $345,634
Money Market Fund                            $192,694          $73,325          $119,369

FUND NAME                                                       1997
                                            Gross Fees       Fees Waived         Net Paid
Small Company Fund                           $146,564          $58,906           $87,658
Capital Appreciation Fund                   $1,183,411        $325,718          $875,693
International Opportunities Fund             $133,737          $97,686           $36,051
Stock Fund                                   $316,618          $85,728          $230,890
Dividend and Growth Fund                     $326,798          $93,290          $233,688
Advisers Fund                                $675,902         $128,081          $547,821
Bond Income Strategy Fund                    $153,486          $47,166          $106,320
Money Market Fund                            $108,150          $70,901           $37,249

         HIFSCO has agreed to limit the expenses of each of the Funds through February 28, 2002 by reimbursing each Fund when total fund expenses exceed the following percentages:

FUND NAME                                    CLASS A        CLASSES B & C        CLASS Y
---------                                    -------        -------------        -------
Global Communications Fund                    1.65%             2.35%             1.20%
Global Financial Services Fund                1.65%             2.35%             1.20%
Global Health Fund                            1.65%             2.35%             1.20%
Global Technology Fund                        1.65%             2.35%             1.20%
Small Company Fund                            1.45%             2.15%             1.00%
Capital Appreciation Fund                     1.45%             2.15%             1.00%
MidCap Fund                                   1.45%             2.15%             1.00%
International Small Company Fund              1.65%             2.35%             1.20%
International Capital Appreciation Fund       1.65%             2.35%             1.20%
International Opportunities Fund              1.65%             2.35%             1.20%
Global Leaders Fund                           1.65%             2.35%             1.20%
MidCap Value Fund                             1.45%             2.15%             1.00%
Value Fund                                    1.45%             2.15%             1.00%
Focus Fund                                    1.65%             2.35%             1.20%
Stock Fund                                    1.45%             2.15%             1.00%
Focus Growth Fund                             1.65%             2.35%             1.20%
Growth and Income Fund                        1.45%             2.15%             1.00%
Dividend and Growth Fund                      1.40%             2.10%             0.95%
Advisers Fund                                 1.40%             2.10%             0.95%
High Yield Fund                               1.40%             2.10%             0.95%
Bond Income Strategy Fund                     1.25%             1.95%             0.80%
Money Market Fund                             1.00%             1.70%             0.55%

         Pursuant to the investment management agreement, investment subadvisory agreement and investment services agreement, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.

         HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury Connecticut 06070, was organized in 1995. As of December 31, 2000, HIFSCO had approximately $10 billion of assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2000, HIMCO and its wholly-owned subsidiary had approximately $65.3 billion in assets under management.

         Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000, Wellington Management had investment management authority with respect to approximately $ 274 billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The investment management agreement, investment sub-advisory agreement and investment services agreement continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the Company including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The agreements automatically terminate upon assignment. The investment management agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreement may be terminated at any time without the payment of any penalty by the board of directors or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon written notice to Wellington Management, and, with respect to each Fund, by Wellington Management upon 90 days' written notice to HIFSCO. The investment services agreement may be terminated at any time without the payment of any penalty by the board of directors or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon 60 days' notice to HIMCO and, with respect to each Fund, by HIMCO upon 90 days' written notice to HIFSCO. The investment subadvisory agreement and investment services agreement also terminate automatically upon the termination of the corresponding investment management agreement.

         Each Fund and each adviser, sub-adviser and principal underwriter to each Fund has adopted a code of ethics designed to protect the interests of each fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors and HIFSCO, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from the Funds, HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the Funds.

         Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of the Funds.

         HIMCO and Wellington Management generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

         While HIMCO and Wellington Management seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required that HIMCO and Wellington Management must perform under the investment advisory agreement or the investment subadvisory agreement. The expenses of HIMCO and Wellington Management are not necessarily reduced as a result of the receipt of such information. HIMCO and Wellington Management may use such research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

         Investment decisions for the Funds are made independently from those of any other clients that are managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the Company's board of directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in a manner determined by HIMCO or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue). Likewise, if accounts managed by HIMCO or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

         Accounts managed by HIMCO or Wellington Management (or their affiliates) may hold securities held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by HIMCO or Wellington Management for one client when one or more other clients are selling the same security.

         For the fiscal years ended December 31, 1997, December 31, 1998, December 31, 1999 and the ten months ended October 31, 2000, each Fund has paid the following brokerage commissions:

FUND NAME                                        2000               1999              1998          1997
---------                                        ----               ----              ----          ----
Global Health Fund                           $103,565                --                --            --
Global Technology Fund                        $59,241                --                --            --
Small Company Fund                           $648,850             $262,944         $258,125       $103,548
Capital Appreciation Fund                   $5,390,886          $3,338,606       $1,918,244       $748,835
MidCap Fund                                 $1,117,977            $317,948          $69,953          --
International Opportunities Fund             $671,773             $435,577         $323,177       $111,809
Global Leaders Fund                         $2,456,905            $333,147           $8,170          --
Stock Fund                                  $1,524,045          $1,152,055         $438,905       $78,586
Growth and Income Fund                       $238,011              $84,557           $9,411          --
Dividend and Growth Fund                     $535,852             $507,956         $384,710       $101,358
Advisers Fund                                $857,253             $803,957         $319,625       $95,434
High Yield Fund                                 N/A                  N/A              N/A            --
Bond Income Strategy Fund                       N/A                  N/A              N/A           N/A
Money Market Fund                               N/A                  N/A              N/A           N/A

         Changes in the amount of brokerage commissions paid generally reflect increases in the total assets of a Fund and/or changes in portfolio turnover rates.

         The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the ten month fiscal period ended October 31, 2000.

FUND NAME                                     COMMISSIONS PAID TO      TOTAL AMOUNT OF TRANSACTION TO
                                            FIRMS FOR EXECUTION AND   FIRMS FOR EXECUTION AND RESEARCH
                                               RESEARCH SERVICES                  SERVICES
Global Financial Services Fund                     $1,172                        $3,239,785
Global Health Fund                                $19,072                       $30,022,223
Global Technology Fund                             $5,860                       $10,826,611
Small Company Fund                                $44,113                       $33,004,683
Capital Appreciation Fund                        $298,195                      $217,132,635
MidCap Fund                                       $93,288                      $127,579,325
International Opportunities Fund                   $4,238                        $6,044,859
Global Leaders Fund                               $55,352                       $59,225,274
Stock Fund                                       $170,489                      $227,308,405
Growth and Income Fund                            $73,146                      $159,455,586
Dividend and Growth Fund                          $62,286                       $79,285,494
Advisers Fund                                     $98,158                       $98,462,108
Growth Fund                                          $726                        $1,771,038

                                  FUND EXPENSES

         EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence, (2) registration of the Fund under the Investment Company Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts, (15) any direct charges to shareholders approved by the directors of the Fund, (16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

         Hartford Investment Financial Services Company ("HIFSCO") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the board of directors of the Company. HIFSCO is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (NASD). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

         HIFSCO is authorized by the Company to receive purchase and redemption orders on behalf of the Funds. HIFSCO is authorized to designate other intermediaries to receive purchase or redemption orders on the Fund's behalf. In these circumstances the Funds is deemed to have received a redemption or purchase order when an authorized broker or, if applicable, a broker's authorized designee receives the order. Such orders are priced at the Funds' net asset value next computed, including any applicable sales charges, after they are received by the authorized brokers or the broker's authorized designee and accepted by the Company.

         HIFSCO and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Company's shares and/or for the servicing of those shares. These payments ("Additional Payments") are in addition to sales concessions (commissions) reallowed to dealers. These Additional Payments may take the form of: (1) "due diligence" payments for a broker's examination of the Funds and payments for providing extra employee training and information relating to the Funds, (2) "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers, (3) "finders" or "referral" fees for directing investors to the Funds, (4) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares, and (5) payments for the sale of shares and/or the maintenance of share balances. In addition, HIFSCO and its affiliates make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a broker or financial institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the brokers or financial institutions involved.

         Furthermore, and subject to NASD regulations, HIFSCO and its affiliates also may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of brokers or financial institutions and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different broker-dealers or financial institutions, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. For the fiscal year ended December 31, 1999, and the ten month period ended October 31, 2000 (the Company's new fiscal year), HIFSCO or its affiliates paid $6,615,683 and $13,241,095, respectively, in Additional Payments.

COMMISSIONS TO DEALERS

         The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the ten months ended October 31, 2000 (the Company's new fiscal year) and for the prior three fiscal years is as follows:

     YEAR            FRONT-END SALES                CDSC               AMOUNT REALLOWED        AMOUNT RETAINED
     ----            ---------------                ----               ----------------        ---------------
                      COMMISSIONS
                      -----------
    1/1 2000-
   10/31 2000
     Class A        $ 61,417,835                $ 108,420              $ 53,218,201            $ 8,301,054
     Class B              --                    $ 4,403,326                  --                     --
     Class C              --                         --                      --                     --
     Class Y              N/A                        N/A                      N/A                    N/A

     YEAR            FRONT-END SALES                CDSC               AMOUNT REALLOWED        AMOUNT RETAINED
     ----            ---------------                ----               ----------------        ---------------
                      COMMISSIONS
                      -----------
  1999
     Class A          $44,026,385                  ---                   $38,230,590             $5,795,795
     Class B              ---                  $4,171,347                    ---                 $4,171,347
     Class C          $ 8,492,615              $  327,446                $ 8,492,615             $  327,446
     Class Y              N/A                      N/A                       N/A                     N/A
  1998

     Class A          $29,655,287                  ---                   $24,801,860             $4,853,427
     Class B              ---                  $1,823,536                    ---                 $1,823,536
     Class C          $ 1,167,150              $    9,030                $ 1,167,150             $    9,030
     Class Y              N/A                      N/A                       N/A                     N/A
  1997

     Class A          $18,438,468                  ---                   $15,995,514             $2,442,954
     Class B              ---                   $  90,860                    ---                 $   90,960
     Class C              N/A                      N/A                       N/A                     N/A
     Class Y              N/A                      N/A                       N/A                     N/A

         Generally commissions are reallowed to broker-dealers as follows:

Funds other than Bond Income Strategy, High Yield or Money Market.

                                           FRONT-END SALES       FRONT-END SALES
                                             CHARGE AS A           CHARGE AS A          COMMISSION AS
                                            PERCENTAGE OF     PERCENTAGE OF AMOUNT      PERCENTAGE OF
AMOUNT OF PURCHASE                         OFFERING PRICE           INVESTED           OFFERING PRICE
Less than $50,000                               5.50%                 5.82%                 4.75%

$50,000 or more but less than $100,000          4.50%                 4.71%                 4.00%

$100,000 or more but less than $250,000         3.50%                 3.63%                 3.00%

$250,000 or more but less than $500,000         2.50%                 2.56%                 2.00%

$500,000 or more but less than $1               2.00%                 2.04%                 1.75%
million

$1 million or more                               0%                    0%                    0%

The Bond Income Strategy Fund and High Yield Fund

                                           FRONT-END SALES       FRONT-END SALES
                                             CHARGE AS A           CHARGE AS A          COMMISSION AS
                                            PERCENTAGE OF     PERCENTAGE OF AMOUNT      PERCENTAGE OF
AMOUNT OF PURCHASE                         OFFERING PRICE           INVESTED           OFFERING PRICE
Less than $50,000                               4.50%                 4.71%                 3.75%

                                           FRONT-END SALES       FRONT-END SALES
                                             CHARGE AS A           CHARGE AS A          COMMISSION AS
                                            PERCENTAGE OF     PERCENTAGE OF AMOUNT      PERCENTAGE OF
AMOUNT OF PURCHASE                         OFFERING PRICE           INVESTED           OFFERING PRICE
$50,000 or more but less than $100,000          4.00%                 4.17%                 3.50%

$100,000 or more but less than $250,000         3.50%                 3.63%                 3.00%

$250,000 or more but less than $500,000         2.50%                 2.56%                 2.00%

$500,000 or more but less than $1 million       2.00%                 2.04%                 1.75%

$1 million or more                               0%                    0%                    0%

         The Class A shares of the Money Market Fund do not collect an up-front sales charge.

         HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

         HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 2% of the purchase price of Class C shares purchased through dealers.

         HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070. HIFSCO was organized as a Delaware Corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

         The Company has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

         CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. In most cases, all of this fee is remitted to dealers who provide distribution or shareholder account services.

         CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

         CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class C shares or provide maintenance and personal services to existing Class C shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

         GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (f) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures.

         In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

         The Plans were adopted by a majority vote of the board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economics of scale. The board of directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

         For the ten months ended October 31, 2000, and fiscal year ended December 31, 1999, the funds paid the 12b-1 fees listed below. The entire amount of 12b-1 fees for Class A shares and Class C shares were paid to dealers as compensation. Most of the Class B share 12b-1 fees were paid to dealers as compensation, but some was retained by HIFSCO to reimburse it for compensation paid to certain dealers in prior years.

         FUND NAME                       CLASS A        CLASS A        CLASS B          CLASS B       CLASS C
                                                                     RETAINED BY        PAID TO
                                                                       HIFSCO           DEALERS
OCTOBER 31, 2000
Global Health Fund                        $39,729        $39,729        $0              $46,955        $65,942
Global Technology Fund                     37,204        $37,204        $0              $54,244         72,031
Small Company Fund                        385,740       $385,740        $0             $562,675        558,093
Capital Appreciation Fund               2,741,564     $2,741,564        $0           $6,076,392      3,114,370
MidCap Fund                               605,242       $605,242        $0             $881,409      1,006,783
International Opportunities Fund          206,591       $206,591        $0             $214,521        203,203
Global Leaders Fund                       456,793       $456,793        $0             $478,841        904,932
Stock Fund                              2,303,328     $2,303,328        $0           $4,414,111      3,450,446
Growth and Income Fund                    341,628       $341,628        $0             $262,064        401,726
Dividend and Growth Fund                  636,554       $636,554        $0             $950,798        434,748
Advisers Fund                           1,960,453     $1,960,453        $0           $4,931,400      3,145,317
High Yield Fund                            50,285        $50,285        $0              $61,048         72,174
Bond Income Strategy Fund                  97,495        $97,495        $0             $175,518        124,839
Money Market Fund                         105,229       $105,229        $0             $135,147         70,086

         FUND NAME                       CLASS A         CLASS A        CLASS B          CLASS B        CLASS C
                                                                      RETAINED BY        PAID TO
                                                                        HIFSCO           DEALERS
DECEMBER 31, 1999
Small Company Fund                       $162,147        $162,147        $0             $270,208        $116,888
Capital Appreciation Fund               1,423,801      $1,423,801        $0           $3,599,601         592,587
MidCap Fund                               155,392        $155,392        $0             $200,598         130,360
International Opportunities Fund          122,652        $122,652        $0             $146,819          49,106
Global Leaders Fund                        79,582         $79,582        $0              $67,808          95,685
Stock Fund                              1,446,747      $1,446,747        $0           $1,137,282       1,468,802
Growth and Income Fund                     91,578         $91,578        $0              $89,253         119,392
Dividend and Growth Fund                  643,493        $643,493        $0           $1,176,527         248,846
Advisers Fund                           1,531,601      $1,531,601        $0           $4,124,087       2,035,829
High Yield Fund                            41,605         $41,605        $0              $48,058          60,969
Bond Income Strategy Fund                 166,420        $166,420        $0             $206,425         122,735
Money Market Fund                         121,181        $121,181        $0             $186,516          50,893

                        PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

         For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

         RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Funds of the Company at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Company and the current account value of certain annuity or variable life contracts issued by affiliates of The Hartford. These contracts currently include variable annuities and variable life insurance products where at least one Hartford-sponsored fund (other than a money market fund) is offered and the following fixed annuities: CRC, Saver, Saver Bonus and Harvester. The insurance contract must be owned by a natural person (not part of a group product). For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. The Transfer Agent must be notified by you or your broker each time a qualifying purchase is made.

         LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Company owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, National Financial Data Services, Inc. ("NFDS"), the Company's transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to NFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by NFDS pay such difference in sales charge, NFDS will redeem an appropriate number of escrowed shares in order to realize such difference. The Letter of Intent may be backdated up to 90 days. Additional information about the terms of the Letter of Intent are available from your registered representative or from NFDS at 1-888-843-7824.

         SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

         SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

         DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

         Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

         The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, (3) effective June 1, 2000, shares representing an increase over the original purchase cost, and (4) Class B shares held the longest during the six-year period.

         When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

         Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select selling brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

         The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC in the following cases:

         - to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

         -        because of shareholder death or disability,

         - because of the death or disability of the grantor of a living trust,

         - under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

         -        for retirement plans under the following circumstances:

                  (1) to return excess contributions,

                  (2) hardship withdrawals as defined in the plan,

                  (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

                  (4) to meet minimum distribution requirements under the
                      Internal Revenue Code,

                  (5) to make "substantially equal payments" as described in
                      Section 72(t) of the Internal Revenue Code, and

                  (6) after separation from service.

SUSPENSION OF  REDEMPTIONS

         A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each Fund other than the Money Market Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' board of directors.

         Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

         The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Company's board of directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

         A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. A Fund's offering price per Class C share is determined by adding the initial sales charge to the net asset value per share. Class B, Class Y shares and the Class A shares of the Money Market Fund are offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

         The Company was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 7.5 billion shares of common stock, par value $0.001 per share (Common Stock). The shares of Common Stock are divided into twenty-three series: Global Communications Fund (300,000,000 shares); Global Financial Services Fund (300,000,000 shares); Global Health
Fund (300,000,000 shares); Global Technology Fund (300,000,000 shares); Small Company Fund (300,000,000 shares); Capital Appreciation Fund (300,000,000 shares); MidCap Fund (300,000,000 shares); International Small Company Fund (300,000,000 shares); International Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); MidCap Value Fund (300,000,000 shares); Value Fund (300,000,000 shares); Focus Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Focus Growth Fund (300,000,000 shares); Growth Fund (300,000,000 shares); Growth and Income Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (400,000,000 shares); High Yield Fund (300,000,000 shares); Bond Income Strategy Fund (300,000,000 shares); and Money Market Fund (800,000,000 shares).

         The board of directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors have authorized the issuance of four classes of shares of each of the Funds designated in each instance as Class A, Class B, Class C and Class Y shares.

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or conversion rights and are freely transferable.

         As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Company's independent accountants.

         Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company's outstanding shares request it in writing, a meeting of the Company's shareholders will be held to approve or disapprove the removal of director or directors.

         Matters in which the interests of all the Funds are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                             INVESTMENT PERFORMANCE

MONEY MARKET FUND

         In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         For the seven-day period ending October 31, 2000, the Money Market Fund's annualized yield for Class A, Class B, Class C and Class Y shares was 5.59%, 4.93%, 4.94% and 6.07% respectively. For the same period, the effective yield for Class A, Class B, Class C and Class Y shares was 5.83%, 5.10%, 5.09% and 6.31% respectively.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, any defaults by issuers of instruments held by the Money Market Fund and its operating expenses.

OTHER FUNDS

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for Class A, Class B, Class C and Class Y shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)n = ERV

Where:

P        =    a hypothetical initial payment of               n        =    number of years
              $1,000, less the maximum sales load
              applicable to a Fund                            ERV      =    ending redeemable value of the
                                                                            hypothetical $1,000 initial payment
T        =    average annual total return                                   made at the beginning of the
                                                                            designated period (or fractional
                                                                            portion thereof)

         The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" normally represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and are expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges are higher than those that do reflect such charges.

         Total return percentages for periods longer than one year are usually accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         Each Fund's average annual total return quotations and yield quotations as they may appear in the prospectuses, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

         NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Returns are quoted for the same or different periods as those for which Standardized Return is quoted; they may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         The charts below set forth certain standardized and non-standardized performance information for periods ending on October 31, 2000 for the Class A, Class B, Class C and Class Y shares of each Fund. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO. Returns shown that include sales charges reflect the maximum sales charges and are standardized average annual quotations, returns which do not include sales charges are non-standardized returns.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL COMMUNICATIONS FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, October 31,
2000):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                   N/A                N/A                N/A               N/A
  Class B Shares                   N/A                N/A                N/A               N/A
  Class C Shares                   N/A                N/A                N/A               N/A
  Class Y Shares                   N/A                N/A                N/A               N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL FINANCIAL SERVICES FUND
(Date of Inception: Class A, Class B, Class C and Class Y Shares, October
31, 2000):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                   N/A                N/A                N/A               N/A
  Class B Shares                   N/A                N/A                N/A               N/A
  Class C Shares                   N/A                N/A                N/A               N/A
  Class Y Shares                   N/A                N/A                N/A               N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL HEALTH FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                   N/A                N/A              38.74%             31.11%
  Class B Shares                   N/A                N/A              38.24%             33.24%
  Class C Shares                   N/A                N/A              38.24%             35.86%
  Class Y Shares                   N/A                N/A              39.04%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL TECHNOLOGY FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                   N/A                N/A             (14.26%)           (18.98%)
  Class B Shares                   N/A                N/A             (14.65%)           (19.65%)
  Class C Shares                   N/A                N/A             (14.65%)           (16.50%)
  Class Y Shares                   N/A                N/A             (14.16%)             N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the SMALL COMPANY FUND

(Date of Inception:   Class A, Class B and Class Y Shares, July 22, 1996;
                      Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                 21.21%             14.54%             21.47%             19.88%
  Class B Shares                 20.34%             15.34%             20.64%             20.39%
  Class C Shares                 20.48%             18.28%             20.70%             20.42%
  Class Y Shares                 21.81%               N/A              22.05%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the CAPITAL APPRECIATION FUND

(Date of Inception:    Class A, Class B and Class Y Shares, July 22, 1996;
                       Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                 41.74%             33.94%             38.69%             36.87%
  Class B Shares                 40.74%             35.74%             37.76%             37.60%
  Class C Shares                 40.69%             38.28%             37.75%             37.42%
  Class Y Shares                 42.38%               N/A              39.32%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP FUND

(Date of Inception:   Class A, Class B and Class Y Shares, December 31, 1997;
                      Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                 60.01%             51.21%             36.34%             33.65%
  Class B Shares                 58.91%             53.91%             35.40%             34.79%
  Class C Shares                 59.02%             56.43%             35.43%             34.95%

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class Y Shares                 60.87%               N/A              36.95%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL OPPORTUNITIES FUND

(Date of Inception:    Class A, Class B and Class Y Shares, July 22, 1996;
                       Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                  0.38%             (5.14%)             9.04%             7.61%
  Class B Shares                 (0.32%)            (5.32%)             8.29%             7.92%
  Class C Shares                 (0.34%)            (2.34%)             8.27%             8.02%
  Class Y Shares                  0.80%               N/A               9.51%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL LEADERS FUND

(Date of Inception: September 30, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                 17.64%             11.17%             33.55%             29.98%
  Class B Shares                 16.84%             11.84%             32.61%             31.55%
  Class C Shares                 16.83%             14.66%             32.65%             32.01%
  Class Y Shares                 18.30%               N/A              34.20%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the STOCK FUND

(Date of Inception:   Class A, Class B and Class Y Shares, July 22, 1996;
                      Class C Share, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                  8.49%              2.52%             23.20%             21.58%
  Class B Shares                  7.75%              2.75%             22.34%             22.10%
  Class C Shares                  7.70%              5.62%             22.31%             22.03%
  Class Y Shares                  9.00%               N/A              23.75%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GROWTH AND INCOME FUND

(Date of Inception:   Class A, Class B and Class Y Shares, April 30, 1998;
                      Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                 10.64%              4.55%             14.00%             11.45%
  Class B Shares                  9.76%              4.76%             13.16%             12.16%
  Class C Shares                  9.84%              7.74%             13.22%             12.76%
  Class Y Shares                 11.14%               N/A              14.52%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the DIVIDEND AND GROWTH FUND

(Date of Inception:   Class A, Class B and Class Y Shares, July 22, 1996;
                      Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                  7.53%              1.62%             16.61%             15.08%
  Class B Shares                  6.76%              1.76%             15.79%             15.50%
  Class C Shares                  6.79%              4.72%             15.79%             15.52%
  Class Y Shares                  8.20%               N/A              17.17%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the ADVISERS FUND

(Date of Inception:   Class A, Class B and Class Y Shares, July 22, 1996;
                      Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                  7.86%              1.93%             16.38%             14.85%
  Class B Shares                  7.08%              2.08%             15.58%             15.29%
  Class C Shares                  7.04%              4.97%             15.55%             15.28%
  Class Y Shares                  8.34%               N/A              16.92%              N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the HIGH YIELD FUND

(Date of Inception: September 30, 1998):

                                One Year                   Since Inception
                                --------                   ---------------
                      Total Return    Total Return   Total Return   Total Return    30-day Yield
                      ------------    ------------   ------------   ------------    ------------
                       (excluding      (including     (excluding     (including
                      sales charge)  sales charge)  sales charge)   sales charge)
  Class A Shares          1.35%         (3.21%)         3.09%           0.84%          8.61%
  Class B Shares          0.66%         (4.34%)         2.36%           0.95%          8.30%
  Class C Shares          0.69%         (1.32%)         2.37%           1.88%          8.40%
  Class Y Shares          1.87%           N/A           3.59%            N/A           9.24%

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the BOND INCOME STRATEGY FUND

(Date of Inception:    Class A, Class B and Class Y Shares, July 22, 1996;
                       Class C Shares, July 31, 1998):

                                One Year                 Since Inception
                                --------                 ---------------
                      Total Return    Total Return   Total Return   Total Return    30-day Yield
                      ------------    ------------   ------------   ------------    ------------
                       (excluding      (including     (excluding     (including
                      sales charge)  sales charge)  sales charge)   sales charge)
  Class A Shares          6.58%          1.78%          6.57%           5.43%          5.11%
  Class B Shares          5.77%          0.77%          5.80%           5.41%          5.01%
  Class C Shares          5.86%          3.80%          5.81%           5.56%          4.87%
  Class Y Shares          7.06%           N/A           7.05%            N/A           5.94%

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the MONEY MARKET FUND

(Date of Inception: Class A and Class Y Shares, July 22, 1996;
                    Class B Shares, August 22, 1997;
                    Class C Shares, July 31, 1998):

                                          One Year                          Since Inception
                                          --------                          ---------------
                              Total Return       Total Return       Total Return       Total Return
                              ------------       ------------       ------------       ------------
                               (excluding         (including         (excluding         (including
                              sales charge)      sales charge)      sales charge)     sales charge)
  Class A Shares                  5.37%              5.37%              4.75%             4.75%
  Class B Shares                  4.64%             (0.36%)             4.06%             3.20%
  Class C Shares                  4.63%              2.58%              4.05%             3.73%
  Class Y Shares                  5.85%               N/A               5.26%              N/A

         Funds for which no performance information is shown did not have a full year of operations prior to October 31, 2000.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b
                                   ----- 6
                                 2[( + 1)- 1]

Where:

a        =    net investment income earned during             c        =    the average daily number of shares of
              the period attributable to the subject                        the subject class outstanding during
              class                                                         the period that were entitled to
b        =    net expenses accrued for the period                           receive dividends
              attributable to the subject class               d        =    the maximum offering price per share
                                                                            of the subject class on the last day
                                                                            of the period

         Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased, and the price per share of Class C shares will include the sales charge imposed on purchases of Class C shares.

         For the thirty-day period ended October 31, 2000, the Bond Income Strategy Fund's 30-day yield for Class A, Class B, Class C and Class Y was 5.11%, 5.01%, 4.87% and 5.94% respectively. For that same period, the 30-day yield for the Class A, Class B, Class C and Class Y shares of the High Yield Fund was 8.61%, 8.30%, 8.40% and 9.24% respectively.

         GENERAL INFORMATION From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

         The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are weighted by market capitalization; each stock influences the Index in proportion to its relative market capitalization. REITs are not eligible for inclusion.

         The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

         The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

         The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         The Goldman Sachs Healthcare Index is a modified capitalization weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi -annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

         The Goldman Sachs Technology Index is a modified capitalization weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

        The MSCI Broad Telecom benchmark is comprised of all telecommunications companies that are included in the MSCI AC World Index. As a general rule, a company is classified in the industry where is earns the majority of its revenue.

        The MSCI Financial Sector ex Real Estate benchmark is comprised of companies in three industries: banks, diversified financials, and insurance. As general rule, a company is classified in the industry where is earns the majority of its revenue.

         In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications (e.g., The Survey of Current Business) or other independent parties (e.g., the Investment Company Institute), may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis;

and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historic performance or current or potential value with respect to the particular industry or sector.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, and magazines or other media.

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

         The Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

         Each Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which the Company intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

         Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

         Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

         In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (2) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

         Investment income received from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Company intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

         In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Company may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with "Global" and "International" in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Company will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

         A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

         As of October 31, 2000, the following Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                                                                    EXPIRATION DATES:
                           FUND                             AMOUNT                      OCTOBER 31,
                     High Yield Fund                   $   151,000                        2007
                     High Yield Fund                   $ 1,611,000                        2008
                Bond Income Strategy Fund              $ 1,599,000                        2007
                Bond Income Strategy Fund              $ 2,440,000                        2008

         If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

         Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

         In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

         At the Company's option, the Company may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Company expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

         Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

         An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

         In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

         In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

         The Company's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Company must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Company sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

         The Company may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                              PRINCIPAL UNDERWRITER

         HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

                                    CUSTODIAN

         Portfolio securities of each Fund are held pursuant to a Custody Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

         National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105, is the transfer agent for each Fund.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The audited financial statements and the financial highlights have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and are incorporated by reference herein in reliance upon the report of that firm given upon the authority of the firm as experts in accounting and auditing. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                                OTHER INFORMATION

         The Hartford has granted the Company the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.

                              FINANCIAL STATEMENTS

         The Company's audited financial statements as of and for the ten months ended October 31, 2000, together with the notes thereto and report of Arthur Andersen LLP, independent public accountants, contained in the Company's annual report, as filed with the SEC, are incorporated by reference into this statement of additional information.

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

         MOODY'S

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         -        Liquidity ratios are adequate to meet cash requirements.

         Liquidity ratios are basically as follows, broken down by the type of issuer:

         Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

         Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

         Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

         - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

         - The issuer has access to at least two additional channels of borrowing.

         - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

         - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

         -        The reliability and quality of management are unquestioned.